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                                                                    EXHIBIT 99.2

           PURCHASE AGREEMENT MASTER SECURITIZATION TERMS NUMBER 1000

      These Purchase Agreement Master Securitization Terms Number 1000 ("Master Terms") dated as of February 15, 2005 among (i) VG Funding, LLC ("VG Funding"),
(ii) Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee (the "VG Funding Eligible Lender Trustee"), for the benefit of VG Funding under the VG Funding Interim Trust Agreement dated as of February 15, 2005 between VG Funding and the VG Funding Eligible Lender Trustee; (iii) SLM Funding LLC ("Funding"); (iv) Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee (the "Interim Eligible Lender Trustee") for the benefit of Funding under the Interim Trust Agreement dated as of February 15, 2005 between Funding and the Interim Eligible Lender Trustee, and (v) Sallie Mae, Inc., as servicer (the "Servicer"), shall be effective upon execution by the parties hereto. References to VG Funding herein mean the VG Funding Eligible Lender Trustee acting on behalf of VG Funding, and references to Funding herein mean the Interim Eligible Lender Trustee, acting on behalf of Funding, for all purposes involving the holding or transferring of legal title to the Eligible Loans.

      WHEREAS, VG Funding is the beneficial owner of certain student loans guaranteed under the Higher Education Act;

      WHEREAS, VG Funding may desire to sell its interest in such Loans from time to time and Funding may desire to purchase such Loans from VG Funding;

      WHEREAS, Funding desires to purchase from VG Funding the portfolio of Initial Loans;

      WHEREAS, from time to time following the Closing Date until the end of the Supplemental Purchase Period, VG Funding may desire to sell Additional Loans and Funding may purchase such Additional Loans in accordance with these Master Terms and the related Additional Purchase Agreements;

      WHEREAS, from time to time, VG Funding may substitute loans in accordance with these Master Terms;

      WHEREAS, legal title to such Loans is vested in the VG Funding Eligible Lender Trustee, as trustee for the benefit of VG Funding as the sole beneficiary; and

      WHEREAS, the Interim Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, Purchased Loans on behalf of Funding.

      NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

SECTION 1. TERMS

      These Master Terms establish the terms under which VG Funding (and with respect to legal title, the VG Funding Eligible Lender Trustee for the benefit of VG Funding) may sell and Funding (and with respect to legal title, the Interim Eligible Lender Trustee on behalf of Funding) may purchase the Loans (and all obligations of the Borrowers thereunder) specified in


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the Initial Purchase Agreement with respect to the Initial Loans or each
Additional Purchase Agreement with respect to any Additional Loans or Substituted Loans, as the parties may execute from time to time pursuant to these Master Terms. The Initial Purchase Agreement and each Additional Purchase Agreement, as applicable, shall be substantially in the form of Attachment A and Attachment C hereto, respectively, in each case incorporating by reference the terms of these Master Terms, and shall be a separate agreement among VG Funding, Funding, the VG Funding Eligible Lender Trustee on behalf of VG Funding and the Interim Eligible Lender Trustee on behalf of Funding with respect to the Loans covered by the terms of the Initial Purchase Agreement or the related Additional Purchase Agreement, as applicable. If the terms of the Initial Purchase Agreement or an Additional Purchase Agreement conflict with the terms of these Master Terms, the terms of the Initial Purchase Agreement or the related Additional Purchase Agreement, as applicable, shall supersede and govern.

SECTION 2. DEFINITIONS

      Capitalized terms used but not otherwise defined herein, including in the related Purchase Agreement and Bill of Sale, shall have the definitions set forth in Appendix A to the Indenture dated as of February 1, 2005, among the Eligible Lender Trustee on behalf of the Trust, the Trust and the Indenture Trustee, as may be amended or supplemented from time to time.

      For purposes hereof:

      (A) "Account" means all of the Eligible Loans hereunder of one (1) Borrower that are of the same Loan type made under the identical subsection of the Higher Education Act and in the same status.

      (B) "Additional Bill of Sale" means each document, in the form of Attachment D hereto, executed by an authorized officer of VG Funding, the VG Funding Eligible Lender Trustee on behalf of VG Funding, Funding and the Interim Eligible Lender Trustee on behalf of Funding which shall: (i) set forth the list and certain terms of (a) Additional Loans offered by VG Funding and the VG Funding Eligible Lender Trustee on behalf of VG Funding and accepted for purchase by the Interim Eligible Lender Trustee for the benefit of Funding, including the Additional Loans Purchase Price for the Additional Loans being sold thereunder or (b) Substituted Loans substituted by VG Funding and (ii) sell, assign and convey to the Interim Eligible Lender Trustee, for the benefit of Funding and its assignees, all right, title and interest of VG Funding and of the VG Funding Eligible Lender Trustee on behalf of VG Funding in the Additional Loans or Substituted Loans, as applicable, listed on the related Additional Bill of Sale and (iii) certify that the representations and warranties made by VG Funding and the VG Funding Eligible Lender Trustee on behalf of VG Funding pursuant to Sections 5(A) and (B) of these Master Terms, by the Servicer as set forth in Section 5(C) and by the Interim Eligible Lender Trustee as set forth in Section 5(D) are true and correct.

      (C) "Additional Loan" means the Eligible Loans evidenced by a Note or Notes sold from time to time during the Supplemental Purchase Period pursuant to an Additional Purchase Agreement and related documentation, together with any guaranties and other rights

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      relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

      (D) "Additional Loans Purchase Price" means the dollar amount representing the aggregate purchase price of the related Additional Loans as specified in the applicable Additional Purchase Agreement.

      (E) "Additional Purchase Agreement" means each Additional Purchase Agreement (including the related Additional Bill of Sale, the related Blanket Endorsement and any attachments thereto), substantially in the form of Attachment C hereto (of which these Master Terms form a part by reference, provided that in the event of a substitution, the form will be modified accordingly), to be executed by VG Funding, the VG Funding Eligible Lender Trustee for the benefit of VG Funding, Funding and the Interim Eligible Lender Trustee for the benefit of Funding, which certifies that the representations and warranties made by VG Funding, as set forth in Sections 5(A) and (B) of these Master Terms and the representations and warranties made by the Servicer as set forth in
      Section 5(C) of these Master Terms are true and correct as of the related Purchase Date.

      (F) "Bill of Sale" means the Initial Bill of Sale or an Additional Bill of Sale, as applicable.

      (G) "Borrower" means the obligor on a Loan.

      (H) "Consolidation Loan" means a Loan made pursuant to and in full compliance with Section 428C of the Higher Education Act.

      (I) "Cutoff Date" means the Statistical Cutoff Date, the Initial Cutoff Date and any Subsequent Cutoff Date, as applicable.

      (J) "Eligible Loan" means a Loan offered for sale or substituted by VG Funding under a Purchase Agreement which as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, is current or not more past due than permitted under such Purchase Agreement in payment of principal or interest and which meets the following criteria as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the effective date of the related Bill of Sale, in the case of any Additional Loan or Substituted Loan:

            (i) is a Stafford Loan, a PLUS Loan or SLS Loan, and is not a Consolidation Loan;

            (ii) is owned by VG Funding (or the VG Funding Eligible Lender Trustee) and is fully disbursed;

            (iii) is guaranteed as to principal and interest by the applicable Guarantor to the maximum extent permitted by the Higher Education Act for such Loan;

            (iv) bears interest at a stated rate of not less than the maximum rate permitted under the Higher Education Act for such Loan;

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            (v) is eligible for the payment of the quarterly special allowance at the full and undiminished rate established under the formula set forth in the Higher Education Act for such Loan;

            (vi) if not yet in repayment status, is eligible for the payment of interest benefits by the Secretary or, if not so eligible, is a Loan for which interest either is billed quarterly to Borrower or deferred until commencement of the repayment period, in which case such accrued interest is subject to capitalization to the full extent permitted by the applicable Guarantor;

            (vii) is current or no payment of principal or interest shall be more than 210 days past due as of the Statistical Cutoff Date, in the case of the Initial Loans, or in relation to any Additional Loan or Substituted Loan, the related Subsequent Cutoff Date;

            (viii) the last disbursement was before the Statistical Cutoff Date, in the case of the Initial Loans, or before the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan;

            (ix) is supported by the following documentation:

                  1.    loan application, and any supplement thereto,

                  2. original promissory note and any addendum thereto (or a certified copy thereof if more than one loan is represented by a single promissory note and all loans so represented are not being sold) or the electronic records evidencing the same,

                  3.    evidence of guarantee,

                  4. any other document and/or record which Funding may be required to retain pursuant to the Higher Education Act,

                  5. if applicable, payment history (or similar document) including (i) an indication of the Principal Balance and the date through which interest has been paid, each as of the Statistical Cutoff Date, in the case of the Initial Loans, or the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, and
                        (ii) an accounting of the allocation of all payments by the Borrower or on the Borrower's behalf to principal and interest on the Loan,

                  6. if applicable, documentation which supports periods of current or past deferment or past forbearance,

                  7. if applicable, a collection history, if the Loan was ever in a delinquent status, including detailed summaries of contacts and including the addresses or telephone numbers used in contacting or attempting to contact Borrower and any endorser and, if

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                        required by the Guarantor, copies of all letters and
                        other correspondence relating to due diligence processing,

                  8. if applicable, evidence of all requests for skip-tracing assistance and current address of Borrower, if located,

                  9. if applicable, evidence of requests for pre-claims assistance, and evidence that the Borrower's school(s) have been notified, and

                  10. if applicable, a record of any event resulting in a change to or confirmation of any data in the Loan file.

      (K) "Excess Distribution Certificate" means the certificate, substantially in the form of Exhibit A to the Trust Agreement, evidencing the right to receive payments thereon as set forth in Sections 2.8(m) and 2.9(f) of the Administration Agreement.

      (L) "Initial Bill of Sale" means the document, in the form of Attachment B hereto, executed by an authorized officer of VG Funding and the VG Funding Eligible Lender Trustee for the benefit of VG Funding which shall (i) set forth the applicable Initial Loans offered by VG Funding and accepted for purchase Funding and by the Interim Eligible Lender Trustee for the benefit of Funding, (ii) sell, assign and convey to the Interim Eligible Lender Trustee for the benefit of Funding and its assignees all rights, title and interest of VG Funding and the VG Funding Eligible Lender Trustee for the benefit of VG Funding in the Initial Loans listed on that Bill of Sale and (iii) certify that the representations and warranties made by VG Funding and the VG Funding Eligible Lender Trustee on behalf of VG Funding as set forth in Sections 5 (A) and (B), by the Servicer as set forth in Section 5(C) and by the Interim Eligible Lender Trustee in
      Section 5(D) of these Master Terms are true and correct.

      (M) "Initial Cutoff Date" means February 15, 2005.

      (N) "Initial Loans" means the Eligible Loans evidenced by the Notes sold on the Closing Date pursuant to the Initial Purchase Agreement and related documentation, together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

      (O) "Initial Payment" means the dollar amount specified as the "Initial Payment" in the applicable Purchase Agreement.

      (P) "Initial Purchase Agreement" means the Purchase Agreement (including the related Blanket Endorsement, Initial Bill of Sale and any attachments thereto) substantially in the form of Attachment A hereto (of which these Master Terms form a part by reference), to be executed by VG Funding, the VG Funding Eligible Lender Trustee, Funding and the Interim Eligible Lender Trustee, which shall certify that the representations and warranties made by VG Funding as set forth in Sections 5 (A) and (B) and by the Servicer as set forth in Section 5(C) of these Master Terms are true and correct as of the Closing Date.

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      (Q) "Loan" means an Initial Loan, Additional Loan or Substituted Loan, as
      applicable, offered for sale and purchased, or substituted, pursuant to the related Purchase Agreement and related documentation together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

      (R) "Loan Transmittal Summary Forms" means the forms related to each Bill of Sale provided to VG Funding by Funding and completed by VG Funding that list, by Borrower, (i) the Loans subject to the related Bill of Sale and
      (ii) the outstanding Principal Balance and accrued interest thereof as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan.

      (S) "Note" means the promissory note or notes of the Borrower and any amendment thereto evidencing the Borrower's obligation with regard to a student loan guaranteed under the Higher Education Act or the electronic records evidencing the same.

      (T) "Original Purchase Date" means with respect to any Loan, the date such Loan was purchased by VG Funding from the Original Seller pursuant to the SLM ECFC Purchase Agreement.

      (U) "Original Seller" means either the Student Loan Marketing Association or SLM ECFC, as applicable, as such term applies to the entity which sold the applicable Loans to VG Funding pursuant to the SLM ECFC Purchase Agreement.

      (V) "PLUS Loan" means a Loan that was made pursuant to the PLUS Program established under Section 428B of the Higher Education Act (or predecessor provisions).

      (W) "Principal Balance" means the outstanding principal amount of the Loan, plus interest expected to be capitalized (if any), less amounts which may not be insured (such as late charges).

      (X) "Purchase Agreement" means the Initial Purchase Agreement or an Additional Purchase Agreement (including any attachments thereto), as applicable, substantially in the form of Attachment A or C hereto, of which the Master Terms form a part by reference.

      (Y) "Purchase Date" means with respect to the Initial Loans, the Closing Date, and with respect to any Additional Loans or Substituted Loans, the date of the related Additional Bill of Sale.

      (Z) "Purchase Price" means the Initial Payment or the Additional Loans Purchase Price, as applicable.

      (AA) "Purchased Loans" means, with respect to each Purchase Agreement, the Loans offered for sale and purchased or substituted pursuant to such Purchase Agreement.

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      (BB) "Sale Agreement" means the Sale Agreement Master Securitization Terms
      Number 1000, dated as of February 15, 2005, among SLM Funding LLC, as Seller, SLM Student Loan Trust 2005-2, as Purchaser, and Chase Manhattan Bank USA, National Association, as Interim Eligible Lender Trustee and as Eligible Lender Trustee.

      (CC) "Secretary" means the United States Secretary of Education or any successor.

      (DD) "SLM ECFC Purchase Agreement" means the Purchase Agreement Master Securitization Terms Number 1000, dated February 15, 2005, among the Student Loan Marketing Association, as initial seller (as subsequently assigned to SLM ECFC), SLM Funding LLC, as initial purchaser (as subsequently assigned to VG Funding, LLC), and Chase Manhattan Bank USA, National Association, as interim eligible lender trustee, together with each executed Purchase Agreement (as defined therein) and each executed Bill of Sale (as defined therein) and all attachments thereto.

      (EE) "SLS Loan" means a Loan which was made pursuant to the Supplemental Loans for Students Program established under Section 428A of the Higher Education Act (or predecessor provisions), including Loans referred to as ALAS Loans or Student PLUS Loans.

      (FF) "Stafford Loan" means a Subsidized Stafford Loan or an Unsubsidized Stafford Loan.

      (GG) "Statistical Cutoff Date" means January 26, 2005.

      (HH) "Subsidized Stafford Loan" means a Loan for which the interest rate is governed by Section 427A(a) or 427A(d) of the Higher Education Act.

      (II) "Subsequent Cutoff Date" means the date specified in the related Additional Purchase Agreement agreed to by VG Funding and Funding for the purposes of determining the Principal Balance and accrued interest to be capitalized, as applicable, for purposes of completing each related Loan Transmittal Summary Form.

      (JJ) "Substituted Loans" means the Eligible Loans evidenced by a Note or Notes substituted by VG Funding pursuant to the terms of Section 6(B) hereof from time to time as evidenced by an Additional Purchase Agreement and related documentation, together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments. For all purposes hereunder, except with respect to Purchase Price or as otherwise set forth herein, Substituted Loans shall be treated as Additional Loans.

      (KK) "Trust" means SLM Student Loan Trust 2005-2.

      (LL) "Trust Student Loan" means any student loan that is listed on the Schedule of Trust Student Loans on the Closing Date, plus any Additional Trust Student Loan, plus any Substituted Loan that is permissibly substituted for a Trust Student Loan by the Depositor pursuant to Section 6(B) of the Sale Agreement or pursuant to Section 6(B) of an Additional Sale Agreement, or by the Servicer pursuant to Section 3.5 of the Servicing

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      Agreement, but shall not include any Purchased Student Loan following receipt by or on behalf of the Trust of the Purchase Amount with respect thereto or any Liquidated Student Loan following receipt by or on behalf of the Trust of Liquidation Proceeds with respect thereto or following such Liquidated Student Loan having otherwise been written off by the Servicer.

      (MM) "Unsubsidized Stafford Loan" means a Loan made pursuant to Section 428H of the Higher Education Act.

SECTION 3. SALE/PURCHASE

   SECTION 3.1  SALE/PURCHASE OF INITIAL LOANS

      (A) Consummation of Sale and Purchase

            The sale and purchase of Eligible Loans pursuant to the Initial Purchase Agreement to be dated as of the Closing Date shall be consummated upon (i) Funding's receipt from VG Funding and the VG Funding Eligible Lender Trustee for the benefit of VG Funding of the Initial Bill of Sale and (ii) the payment by Funding to VG Funding of the Initial Payment. Upon consummation, such sale and purchase shall be effective as of the date of the Bill of Sale. VG Funding and Funding shall use their best efforts to perform promptly their respective obligations pursuant to the Initial Purchase Agreement with respect to each Initial Loan.

      (B) Settlement of the Initial Payment

            On the date of the Initial Bill of Sale, Funding shall pay to VG Funding the Initial Payment by wire transfer of immediately available funds to the account specified by VG Funding.

      (C) Interest Subsidy and Special Allowance Payments and Rebate Fees

            VG Funding shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on each Initial Loan accruing up to but not including the Initial Cutoff Date and shall be responsible for the payment of any rebate fees applicable to the Initial Loans accruing up to but not including the Closing Date. The Interim Eligible Lender Trustee on behalf of Funding shall be entitled to all Special Allowance Payments and Interest Subsidy Payments on the Initial Loans accruing from the Initial Cutoff Date, and shall be responsible for the payment of any rebate fees applicable to the Initial Loans accruing from the Closing Date.

      (D) Grant of Contract Right

            In connection with the sale of the Initial Loans, VG Funding hereby assigns to Funding all of its rights (but none of its obligations) under, in and to the SLM ECFC Purchase Agreement, including all rights of VG Funding to proceed against SLM ECFC with respect to breaches of representations, warranties and covenants with respect to the Initial Loans.

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SECTION 3.2 SALE/PURCHASE OF ADDITIONAL LOANS AND SUBSTITUTION OF SUBSTITUTED
            LOANS

      (A)   Requirements Relating to Additional Loans

            From time to time during the Supplemental Purchase Period, VG Funding may, but shall not be obligated to, sell or cause the sale of Eligible Loans to Funding, and Funding may (but only to the extent that the Eligible Loans are contemporaneously sold to the Eligible Lender Trustee on behalf of the Trust in accordance with the Sale Agreement and the related Additional Sale Agreement) purchase such Additional Loans from VG Funding and the VG Funding Eligible Lender Trustee at the related Additional Loans Purchase Price set forth in the related Additional Purchase Agreement. In addition, at any time, VG Funding may transfer Substituted Loans to Funding in satisfaction of any Loan repurchase obligations hereunder. The sale and purchase (or substitution) of Additional Loans (or Substituted Loans) pursuant to an Additional Purchase Agreement shall be consummated as set forth in this Section 3.2.

      (B)   Consummation of Sale and Purchase

            During the Supplemental Purchase Period with respect to the Additional Loans (and thereafter with respect to Substituted Loans), the sale and purchase of Eligible Loans pursuant to an Additional Purchase Agreement shall be consummated upon (i) Funding's receipt from VG Funding and the VG Funding Eligible Lender Trustee of a fully executed copy of the related Additional Purchase Agreement; and (ii) the payment by Funding to VG Funding of the related Purchase Price. Upon consummation, such sale and purchase shall be effective as of the date of the related Additional Bill of Sale. VG Funding and Funding shall use their best efforts to perform promptly their respective obligations pursuant to the related Additional Purchase Agreement with respect to each Additional Loan.

      (C)   Settlement of the Purchase Price

            On the date of the related Additional Bill of Sale for an Additional Loan, Funding shall pay VG Funding the related Purchase Price by wire transfer of immediately available funds to the account specified by VG Funding (except that with respect to Substituted Loans, the consideration for such Loans shall be the transfer from Funding to VG Funding of ownership of the Loans being substituted for).

      (D)   Interest Subsidy and Special Allowance Payments and Rebate Fees

            VG Funding shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on each Additional Loan or Substituted Loan accruing up to but not including the related Subsequent Cutoff Date, as applicable, and shall be responsible for the payment of any rebate fees applicable to such Purchased Loans subject to the related Bill of Sale accruing up to but not including the date of the related Bill of Sale. The Interim Eligible Lender Trustee on behalf of Funding shall be entitled to all Special Allowance Payments and Interest Subsidy Payments accruing from the related Subsequent Cutoff Date with respect to the Additional Loans or Substituted Loans, and

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      shall be responsible for the payment of any rebate fees applicable to the
      Additional Loans accruing from the date of the related Bill of Sale.

      (E)   Grant of Contract Right

            In connection with each sale of Additional Loans, VG Funding hereby assigns to Funding all of its rights (but none of its obligations) under, in and to the SLM ECFC Purchase Agreement, including all rights of VG Funding to proceed against SLM ECFC with respect to breaches of representations, warranties and covenants with respect to the applicable Additional Loans.

      SECTION 3.3 GENERAL

      (A) Special Programs

            In consideration of the sale or substitution of the Eligible Loans under these Master Terms and each Purchase Agreement, Funding agrees to cause the Servicer to offer each Borrower of a Trust Student Loan sold or substituted hereunder all special programs, whether or not in existence as of the date of any related Purchase Agreement, generally offered to the obligors of comparable loans owned by SLM Corporation or any of its Affiliates, at all times subject to the terms and conditions of Section
      3.12 of the Servicing Agreement. VG Funding is selling Loans to Funding or substituting Loans without regard to the effect of any special programs. If required, VG Funding shall remit to Funding any amounts necessary to offset any effective yield reductions on related Trust Student Loans as set forth in Section 3.12 of the Servicing Agreement.

      (B) Intent of the Parties

            With respect to each sale or substitution of Loans pursuant to these Master Terms and the related Purchase Agreements, it is the intention of VG Funding, the Interim Eligible Lender Trustee and Funding, and VG Funding hereby warrants that, the transfer and assignment constitute a valid sale of such Loans from VG Funding to the Interim Eligible Lender Trustee or a valid substitution, for the benefit of and on behalf of Funding, and that the beneficial interest in and title to such Loans not be part of VG Funding's estate in the event of the bankruptcy of VG Funding or the appointment of a receiver with respect to VG Funding.

SECTION 4. CONDITIONS PRECEDENT TO PURCHASE OR SUBSTITUTION

            Any purchase or substitution of Loans pursuant to these Master Terms is subject to the following conditions precedent being satisfied (and VG Funding, by accepting payment, shall be deemed to have certified that all such conditions are satisfied on the date of such purchase):

      (A) Activities Prior to the Related Purchase Date

            VG Funding shall provide any assistance requested by Funding in determining that all required documentation on the related Loans is present and correct.

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      (B) Continued Servicing

            Following the execution of each Purchase Agreement, VG Funding shall service, or cause to be serviced, all Loans subject to such Purchase Agreement as required under the Higher Education Act until the date of the related Bill of Sale.

      (C) Bill of Sale/Loan Transmittal Summary Form

            VG Funding shall deliver to Funding:

            (i) a Bill of Sale that (a) has been duly authorized, executed and delivered, by an authorized officer of VG Funding and the VG Funding Eligible Lender Trustee for the benefit of VG Funding, covering the applicable Loans offered by VG Funding and the VG Funding Eligible Lender Trustee for the benefit of VG Funding, (b) has been accepted by Funding as set forth thereon, selling, assigning and conveying to the Interim Eligible Lender Trustee on behalf of Funding and its assignees all right, title and interest of VG Funding and the VG Funding Eligible Lender Trustee for the benefit of VG Funding, including the insurance interest of the VG Funding Eligible Lender Trustee for the benefit of VG Funding, in each of the related Loans, and (c) states that the representations and warranties made by VG Funding in Sections 5(A) and (B) of these Master Terms are true and correct on and as of the date of the related Bill of Sale; and

            (ii) the Loan Transmittal Summary Form, attached to the related Bill of Sale, identifying each of the Eligible Loans which is the subject of the related Bill of Sale and setting forth the unpaid Principal Balance of each such related Loan.

      (D) Endorsement

            VG Funding and the VG Funding Eligible Lender Trustee for the benefit of VG Funding shall provide a blanket endorsement transferring the entire interest of VG Funding and the VG Funding Eligible Lender Trustee for the benefit of VG Funding in the related Eligible Loans to the Interim Eligible Lender Trustee on behalf of Funding with the form of endorsement provided for in the Initial Purchase Agreement with respect to the Initial Loans or the Additional Purchase Agreement with respect to the Additional Loans or Substituted Loans.

            At the direction of and in such form as Funding may designate, VG Funding and the VG Funding Eligible Lender Trustee for the benefit of VG Funding also agree to individually endorse any Eligible Loan as Funding may request from time to time.

      (E) Officer's Certificate

            VG Funding shall furnish to Funding, with each Bill of Sale provided in connection with each purchase or substitution of Eligible Loans pursuant to these Master Terms, an Officer's Certificate, dated as of the date of such Bill of Sale.

      (F) Loan Transfer Statement

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            Upon Funding's request, VG Funding shall deliver to Funding one (1)
      or more Loan Transfer Statements (Department of Education Form OE 1074 or its equivalent) provided by Funding, executed by the VG Funding Eligible Lender Trustee for the benefit of VG Funding and dated the date of the related Bill of Sale. VG Funding agrees that Funding and the Interim Eligible Lender Trustee may use the related Bill of Sale, including the Loan Transmittal Summary Form attached to that Bill of Sale, in lieu of OE Form 1074, as official notification to the Guarantor of the assignment by the VG Funding Eligible Lender Trustee on behalf of VG Funding to the Interim Eligible Lender Trustee on behalf of Funding of the Loans listed on the related Bill of Sale.

      (G) Power of Attorney

            VG Funding and the VG Funding Eligible Lender Trustee for the benefit of VG Funding hereby grants to Funding and the Interim Eligible Lender Trustee, on behalf of and for the benefit of Funding, an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of VG Funding and the VG Funding Eligible Lender Trustee for the benefit of VG Funding, any Eligible Loan to evidence the transfer of such Eligible Loan to Funding and the Interim Eligible Lender Trustee for the benefit of Funding and to cause to be transferred physical possession of any Note from VG Funding or the Servicer to Funding or the Interim Eligible Lender Trustee or any custodian on their behalf.

      (H) Contemporaneous Sale

            Subject to the conditions set forth in Section 3.2(A) hereof, with respect to the purchase of Additional Loans, such Additional Loans shall be contemporaneously sold to the Eligible Lender Trustee on behalf of the Trust in accordance with Section 4(H) of the Sale Agreement.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF VG FUNDING AND THE INTERIM ELIGIBLE
           LENDER TRUSTEE

      (A) General

            VG Funding represents and warrants to Funding that with respect to the Initial Loans, as of the Closing Date, and with respect to any Additional Loans sold by it or Substituted Loans substituted by it, as of related Purchase Agreement and Bill of Sale:

            (i) The VG Funding Eligible Lender Trustee is an eligible lender or other qualified holder of loans originated pursuant to the Federal Family Education Loan Program established under the Higher Education Act;

            (ii) The VG Funding Eligible Lender Trustee and VG Funding are duly organized and existing under the laws of its governing jurisdiction;

            (iii) The VG Funding Eligible Lender Trustee and VG Funding have all requisite power and authority to enter into and to perform the terms of these

            Master, the Initial Purchase Agreement and any Additional Purchase Agreement, the Initial Bill of Sale and any Additional Bill of Sale;

            (iv) The VG Funding Eligible Lender Trustee and VG Funding will not, with respect to any Loan purchased or substituted under Purchase Agreements executed pursuant to these Master Terms, agree to release any Guarantor from any of its contractual obligations as an insurer of such Loan or agree otherwise to alter, amend or renegotiate any material term or condition under which such Loan is insured, except as required by law or rules and regulations issued pursuant to law, without the express prior written consent of Funding; and

            (v) It is the intention of VG Funding, the VG Funding Eligible Lender Trustee, the Interim Eligible Lender Trustee and Funding, and VG Funding hereby warrants, that the transfer and assignment herein contemplated constitute a valid sale of the Loans from the VG Funding Eligible Lender Trustee, for the benefit of VG Funding to the Interim Eligible Lender Trustee, for the benefit of and on behalf of Funding, and that the beneficial interest in and title to such Loans not be part of VG Funding's estate in the event of the bankruptcy of VG Funding or the appointment of a receiver with respect to VG Funding.

      (B) Particular--VG Funding

            VG Funding represents and warrants to Funding and the Interim Eligible Lender Trustee on behalf of Funding as to the Purchased Loans purchased by Funding under the Initial Purchase Agreement with respect to the Initial Loans, or each Additional Purchase Agreement with respect to any Additional Loans or Substituted Loans that as of the Original Purchase Date and the Closing Date or the date of the related Purchase Agreement, as applicable:

            (i) The VG Funding Eligible Lender Trustee for the benefit of VG Funding has good and marketable title to, and is the sole owner of, the Purchased Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses or counterclaims have been asserted or threatened with respect to those Loans;

            (ii) These Master Terms create a valid and continuing security interest (as defined in the applicable UCC) in the Purchased Loans in favor of the Interim Eligible Lender Trustee, which security interest is prior to all other security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances, and is enforceable as such as against creditors of and purchasers from VG Funding;

            (iii) The Purchased Loans constitute "Accounts" within the meaning of the applicable UCC and are within the coverage of Sections 432(m)(1)(E) and 439(d)(3) of the Higher Education Act;

            (iv) As of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, the Purchased Loans are Eligible Loans and the description of such Loans set forth in the related Purchase Agreement and the related Loan Transmittal Summary Form is true and correct;

            (v) VG Funding and the VG Funding Eligible Lender Trustee for the benefit of VG Funding are authorized to sell, assign, transfer, substitute and repurchase the Purchased Loans; and the sale, assignment and transfer of such Loans is or, in the case of a Purchased Loan repurchase or substitution by VG Funding and/or the VG Funding Eligible Lender Trustee, will be made pursuant to and consistent with the laws and regulations under which VG Funding and the VG Funding Eligible Lender Trustee operate, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which VG Funding or the VG Funding Eligible Lender Trustee is a party or by which VG Funding or the VG Funding Eligible Lender Trustee or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

            (vi) The Purchased Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

            (vii) No consents and approvals are required by the terms of the Purchased Loans for the consummation of the sale of the Purchased Loans hereunder to the Interim Eligible Lender Trustee;

            (viii) The Purchased Loans constitute "Accounts" within the meaning of the applicable UCC and are within the coverage of Sections 432(m)(1)(E) and 439(d)(3) of the Higher Education Act;

            (ix) Any payments on the Purchased Loans received by the VG Funding Eligible Lender Trustee for the benefit of VG Funding that have been allocated to the reduction of principal and interest on such Purchased Loans have been allocated on a simple interest basis; the information with respect to the applicable Purchased Loans as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, as stated on the related Loan Transmittal Summary Form, is true and correct;

            (x) Each Loan has been duly made and serviced in accordance with the provisions of all applicable federal and state laws;

            (xi) With respect to the first sale of Loans from the VG Funding Eligible Lender Trustee on behalf of VG Funding to the Interim Eligible Lender Trustee for the benefit of Funding, the VG Funding Eligible Lender Trustee and VG

            Funding have caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted to the Interim Eligible Lender Trustee hereunder; and

            (xii) Other than the security interest granted to the Interim Eligible Lender Trustee pursuant to this Agreement, VG Funding and the VG Funding Eligible Lender Trustee have not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Purchased Loans. VG Funding and the VG Funding Eligible Lender Trustee have not authorized the filing of and are not aware of any financing statements against VG Funding or the VG Funding Eligible Lender Trustee that include a description of collateral covering the Purchased Loans other than any financing statement relating to the security interest granted to the Interim Eligible Lender Trustee hereunder or any other security interest that has been terminated. VG Funding and the VG Funding Eligible Lender Trustee are not aware of any judgment or tax lien filings against VG Funding or the VG Funding Eligible Lender Trustee.

      (C) Particular - Servicer

            The Servicer, in consideration for continuing to receive the applicable servicing fee, represents and warrants to Funding as to the Purchased Loans purchased by Funding under the Initial Purchase Agreement with respect to the Initial Loans, or each Additional Purchase Agreement with respect to any Additional Loans or Substituted Loans, in each case executed pursuant to these Master Terms, that during the period commencing on the day immediately following the Original Purchase Date to and including the related Purchase Date, unless otherwise noted:

            (i) The VG Funding Eligible Lender Trustee has good and marketable title to, and is the sole owner of, the Purchased Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses or counterclaims have been asserted or threatened with respect to those Loans;

            (ii) The Purchased Loans constitute "Accounts" within the meaning of the applicable UCC and are within the coverage of Sections 432(m)(1)(E) and 439(d)(3) of the Higher Education Act;

            (iii) As of the Statistical Cutoff Date, in the case of the Initial Loans, or in relation to any Additional Loan or Substituted Loan, the related Subsequent Cutoff Date, are Eligible Loans and the description of such Loans set forth in the related Purchase Agreement and the related Loan Transmittal Summary Form is true and correct;

            (iv) The Purchased Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

            (v) No consents and approvals are required by the terms of the Purchased Loans for the consummation of the sale of the Purchased Loans hereunder to the Interim Eligible Lender Trustee;

            (vi) As of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, each Purchased Loan has been duly made and serviced in accordance with the provisions of the Federal Family Education Loan Program established under the Higher Education Act, and has been duly insured by a Guarantor; as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, such guarantee is in full force and effect and is freely transferable to the Interim Eligible Lender Trustee on behalf of Funding as an incident to the purchase of each Loan; and all premiums due and payable to such Guarantor shall have been paid in full as of the date of the related Bill of Sale;

            (vii) Any payments on the Purchased Loans received by the VG Funding Eligible Lender Trustee for the benefit of VG Funding that have been allocated to the reduction of principal and interest on such Purchased Loans have been allocated on a simple interest basis; the information with respect to the applicable Purchased Loans as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, as stated on the related Loan Transmittal Summary Form is true and correct;

            (viii) Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting on the Purchased Loans and, with respect to any Loan for which repayment terms have been established, all disclosures of information required to be made pursuant to the Higher Education Act have been made;

            (ix) All origination fees authorized to be collected pursuant to
            Section 438 of the Higher Education Act have been paid to the Secretary;

            (x) Each Loan has been duly made and serviced in accordance with the provisions of all applicable federal and state laws;

            (xi) No Loan is more than two hundred ten (210) days past due as of the Statistical Cutoff Date, with respect to the Initial Loans, or as of the related Subsequent Cutoff Date, with respect to any Additional Loans or Substituted Loans, and no default, breach, violation or event permitting acceleration under the terms of any Loan has arisen; and neither VG Funding nor any predecessor holder of any Loan has waived any of the foregoing other than as permitted by the Basic Documents;

            (xii) Except for Purchased Loans executed electronically, there is only one original executed copy of the Note evidencing each Purchased Loan. For Purchased Loans that were executed electronically, the Servicer has possession of the electronic records evidencing the Note. The Interim Eligible Lender Trustee has in its possession a copy of the endorsement and Loan Transmittal Summary Form identifying the Notes that constitute or evidence the Purchased Loans. The Notes that constitute or evidence the Purchased Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Interim Eligible Lender Trustee. All financing statements filed or to be filed against VG Funding or the VG Funding Eligible Lender Trustee for the benefit of VG Funding in favor of the Interim Eligible Lender Trustee in connection herewith describing the Loans contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Interim Eligible Lender Trustee;"

            (xiii) No Borrower of a Purchased Loan as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, is noted in the related Loan File as being currently involved in a bankruptcy proceeding; and

            (xiv) With respect to all Additional Loans (other than with respect to Substituted Loans), the Supplemental Purchase Period is in full force and effect.

      (D) The Interim Eligible Lender Trustee represents and warrants that as of the date of each Purchase Agreement and each Bill of Sale:

            (i) The Interim Eligible Lender Trustee is duly organized and validly existing in good standing under the laws of its governing jurisdiction and has an office located within the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under these Master Terms, each Purchase Agreement and each Bill of Sale;

            (ii) The Interim Eligible Lender Trustee has taken all corporate action necessary to authorize the execution and delivery by it of these Master Terms and each Purchase Agreement, and these Master Terms and each Purchase Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver these Master Terms and each Purchase Agreement on its behalf;

            (iii) Neither the execution nor the delivery by it of these Master Terms and each Purchase Agreement, nor the consummation by it of the transactions contemplated hereby or thereby nor compliance by it with any of the terms or provisions hereof or thereof will contravene any Federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Interim Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound; and

            (iv) The Interim Eligible Lender Trustee is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act, for purposes of holding legal title to the Trust Student Loans as contemplated by these Master Terms, each Purchase Agreement and the other Basic Documents, it has a lender identification number with respect to the Trust Student Loans from the Department and has in effect a Guarantee Agreement with each of the Guarantors with respect to the Trust Student Loans.

SECTION 6. REPURCHASE OF TRUST STUDENT LOANS; REIMBURSEMENT

      (A) Each party to these Master Terms shall give notice to the other parties promptly, in writing, upon the discovery of any breach of VG Funding's representations and warranties made pursuant to Sections 5(A) and (B) hereof or the Servicer's representations and warranties made pursuant to Section 5(C) hereof which has a materially adverse effect on the interest of Funding in any Trust Student Loan. In the event of such a material breach which is not curable by reinstatement of the applicable Guarantor's guarantee of such Trust Student Loan, VG Funding shall repurchase any affected Trust Student Loan not later than 120 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan. In the event of such a material breach which is curable by reinstatement of the Guarantor's guarantee of such Trust Student Loan, unless the material breach shall have been cured within 360 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan, VG Funding shall purchase such Trust Student Loan not later than the sixtieth day following the end of such 360-day period. VG Funding shall also remit as provided in Section
      2.6 of the Administration Agreement on the date of repurchase of any Trust Student Loan pursuant to this Section 6(A) an amount equal to all non-guaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to such Trust Student Loan. In consideration of the purchase of any such Trust Student Loan pursuant to this Section 6(A), VG Funding shall remit the Purchase Amount in the manner specified in Section 2.6 of the Administration Agreement.

            In addition, if any breach of Sections 5(A) and (B) hereof by VG Funding or Section 5(C) hereof by the Servicer does not trigger such repurchase obligation but does result in the refusal by a Guarantor to guarantee all or a portion of the accrued interest (or any obligation of Funding to repay such interest to a Guarantor), or the loss (including any obligation of Funding to repay the Department) of Interest Subsidy Payments and Special Allowance Payments, with respect to any Trust Student Loan affected by such breach, then VG Funding shall reimburse Funding by remitting an amount equal to the sum of all such non-guaranteed interest amounts and such forfeited Interest Subsidy

      Payments or Special Allowance Payments in the manner specified in Section
      2.6 of the Administration Agreement not later than (i) the last day of the next Collection Period ending not less than 60 days from the date of the Guarantor's refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments, or (ii) in the case where VG Funding reasonably believes such losses are likely to be collected, not later than the last day of the next Collection Period ending not less than 360 days from the date of the Guarantor's refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments. At the time such payment is made, VG Funding shall not be required to reimburse Funding for interest that is then capitalized, however, such amounts shall be reimbursed if the borrower subsequently defaults and such capitalized interest is not paid by the Guarantor.

            Anything in this Section 6(A) to the contrary notwithstanding, if as of the last Business Day of any month the aggregate outstanding principal amount of Trust Student Loans with respect to which claims have been filed with and rejected by a Guarantor or with respect to which the Servicer determines that claims cannot be filed pursuant to the Higher Education Act as a result of a breach by VG Funding or the Servicer, exceeds 1% of the Pool Balance, VG Funding (or the Servicer as provided in the Servicing Agreement) shall purchase, within 30 days of a written request of the Eligible Lender Trustee or the Indenture Trustee, such affected Trust Student Loans in an aggregate principal amount such that after such purchase the aggregate principal amount of such affected Trust Student Loans is less than 1% of the Pool Balance. The Trust Student Loans to be purchased by VG Funding and the Servicer pursuant to the preceding sentence shall be based on the date of claim rejection (or the date of notice referred to in the first sentence of this Section 6(A)) with Trust Student Loans with the earliest such date to be repurchased first.

      (B) In lieu of repurchasing Trust Student Loans pursuant to this Section 6(A), VG Funding may, at its option, substitute Eligible Loans or arrange for the substitution of Eligible Loans which are substantially similar on an aggregate basis as of the date of substitution to the Trust Student Loans for which they are being substituted with respect to the following characteristics:

                  1. status (i.e., in-school, grace, deferment, forbearance or repayment),

                  2. program type (i.e., Unsubsidized Stafford Loan or Subsidized Stafford Loan (pre-1993 vs. post-1993), PLUS Loan or SLS Loan),

                  3.    school type,

                  4.    total return,

                  5.    principal balance, and

                  6.    remaining term to maturity.

            In addition, each substituted Eligible Loan will comply, as of the date of substitution, with all of the representations and warranties made hereunder. In choosing

      Eligible Loans to be substituted pursuant to this Section 6(B), VG Funding shall make a reasonable determination that the Eligible Loans to be substituted will not have a material adverse effect on the Noteholders. In connection with each substitution a Purchase Agreement and related Bill of Sale regarding such Substituted Loans will be executed and delivered by the applicable parties.

            In the event that VG Funding elects to substitute Eligible Loans pursuant to this Section 6(B), VG Funding will remit to the Administrator the amount of any shortfall between the Purchase Amount of the substituted Eligible Loans and the Purchase Amount of the Trust Student Loans for which they are being substituted. VG Funding shall also remit to the Administrator an amount equal to all non-guaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to the Trust Student Loans in the manner provided in Section 2.6 of the Administration Agreement.

      (C) The sole remedy of Funding, the Eligible Lender Trustee and the Noteholders with respect to a breach by VG Funding pursuant to Sections 5(A) and (B) or the Servicer pursuant to Section 5(C) hereof shall be to require VG Funding to purchase such Trust Student Loans, to reimburse Funding as provided in Section 6(A) above or to substitute Eligible Loans pursuant to Section 6(B) above. The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Trust Student Loan or the reimbursement for any interest penalty pursuant to this Section 6.

SECTION 7. OBLIGATION TO REMIT SUBSEQUENT PAYMENTS AND FORWARD COMMUNICATIONS

      (A) Any payment received by VG Funding with respect to amounts accrued after the date of the related Bill of Sale for any Purchased Loan sold to Funding, which payment is not reflected in the related Loan Transmittal Summary Form, shall be received by VG Funding in trust for the account of Funding and VG Funding hereby disclaims any title to or interest in any such amounts. Within two (2) Business Days following the date of receipt, VG Funding shall remit to Funding an amount equal to any such payments along with a listing on a form provided by Funding identifying the Purchased Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

      (B) Any written communication received at any time by VG Funding with respect to any Loan subject to these Master Terms or the related Purchase Agreement shall be transmitted by VG Funding to the Servicer within two
      (2) Business Days of receipt. Such communications shall include, but not be limited to, letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.

SECTION 8. CONTINUING OBLIGATION OF THE SELLER

      VG Funding shall provide all reasonable assistance necessary for Funding to resolve account problems raised by any Borrower, the Guarantor or the Secretary provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period VG Funding or the VG Funding Eligible Lender Trustee owned the related Purchased Loan, or (b) a payment made or alleged to have been made to VG Funding. Further, VG Funding and the VG Funding Eligible Lender Trustee shall agree that either VG Funding or the VG Funding Eligible Lender Trustee shall execute any financing statements at the request of Funding in order to reflect Funding's interest in the Loans.

SECTION 9. LIABILITY OF THE SELLER; INDEMNITIES

      The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by VG Funding the Servicer under these Master Terms and each related Purchase Agreement.

            (i) The Servicer, in consideration for continuing to receive the servicing fee provided in Section 3.6 of the Servicing Agreement shall indemnify, defend and hold harmless Funding and the Interim Eligible Lender Trustee in its individual capacity and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Interim Eligible Lender Trustee), including any sales, gross receipts, general corporation, tangible and intangible personal property, privilege or license taxes (but, in the case of Funding, not including any taxes asserted with respect to, and as of the date of, the sale of the Purchased Loans to the Interim Eligible Lender Trustee on behalf of Funding, or asserted with respect to ownership of the Trust Student Loans) and costs and expenses in defending against the same.

            (ii) The Servicer, in consideration for continuing to receive the servicing fee shall indemnify, defend and hold harmless Funding and the Interim Eligible Lender Trustee in its individual capacity, and the officers, directors, employees and agents of Funding and the Interim Eligible Lender Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, VG Funding's or the Servicer's, as applicable, willful misfeasance, bad faith or gross negligence in the performance of its duties under these Master Terms, or by reason of reckless disregard of its obligations and duties under these Master Terms.

            (iii) The Servicer, in consideration for continuing to receive the servicing fee shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Interim Eligible Lender Trustee in its individual capacity and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to these Master Terms, the other Basic Documents, the acceptance or performance of the trusts and duties set forth herein and in the Sale Agreement or the action or the inaction of the Interim Eligible Lender Trustee hereunder, except to the extent that such cost, expense, loss, claim, damage, obligation or liability:
            (a) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Interim Eligible Lender Trustee, (b) shall arise from any breach by the Interim Eligible Lender Trustee of its covenants made under any of the Basic Documents; or (c) shall arise from the breach by the Interim Eligible Lender Trustee of any of its representations or warranties made in its individual capacity set forth in these Master Terms or any Purchase Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Interim Eligible Lender Trustee's choice of legal counsel shall be subject to the approval of VG Funding and the Servicer, which approval shall not be unreasonably withheld.

      Indemnification under this Section 9 shall survive the resignation or removal of the Interim Eligible Lender Trustee, the termination of these Master Terms, and the resignation or removal of the Servicer (unless any successor servicer agrees in writing to assume the obligations of the Servicer under this
Section 9) and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

SECTION 10. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF THE
            SELLER

      Any Person (a) into which VG Funding may be merged or consolidated, (b) which may result from any merger or consolidation to which VG Funding shall be a party or (c) which may succeed to the properties and assets of VG Funding substantially as a whole, shall be the successor to VG Funding without the execution or filing of any document or any further act by any of the parties to these Master Terms; provided, however, that VG Funding hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Person, if other than VG Funding, executes an agreement of assumption to perform every obligation of VG Funding and the Servicer under these Master Terms, each Purchase Agreement and each Bill of Sale; (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5 shall have been breached;
(iii) the surviving Person, if other than VG Funding, shall have delivered to the Interim Eligible Lender Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in these Master Terms relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction; and (iv) if VG Funding is not the surviving entity, VG Funding shall have delivered to the Interim Eligible Lender Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of Funding and the Interim Eligible Lender Trustee, respectively, in the Purchased Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

SECTION 11. LIMITATION ON LIABILITY OF VG FUNDING AND OTHERS

      VG Funding and any director or officer or employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way VG Funding's obligations under Section 6). VG Funding's shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under these Master Terms or any Purchase Agreement, and that in its opinion may involve it in any expense or liability. Except as provided herein, the repurchase (or substitution) and reimbursement obligations of VG Funding will constitute the sole remedy available to Funding for uncured breaches; provided, however, that the information with respect to the Purchased Loans listed on the related Bill of Sale may be adjusted in the ordinary course of business subsequent to the date of the related Bill of Sale and to the extent that the aggregate Principal Balance of the Purchased Loans listed on the related Bill of Sale is less than the aggregate Principal Balance stated on the related Bill of Sale, VG Funding shall remit such amount to the Interim Eligible Lender Trustee, for the benefit of and on behalf of Funding. Such reconciliation payment shall be made from time to time but no less frequently than semi-annually.

SECTION 12. LIMITATION OF LIABILITY OF INTERIM ELIGIBLE LENDER

      Notwithstanding anything contained herein to the contrary, these Master Terms and the Initial Purchase Agreement has been, and any Additional Purchase Agreement will be, signed by Chase Manhattan Bank USA, National Association not in its individual capacity but solely in its capacity as the VG Funding Eligible Lender Trustee for VG Funding and the Interim Eligible Lender Trustee for Funding and in no event shall Chase Manhattan Bank USA, National Association in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the VG Funding Eligible Lender Trustee, the Interim Eligible Lender Trustee, VG Funding or Funding, under these Master Terms or any Purchase Agreements or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of VG Funding or Funding.

SECTION 13. EXPENSES

      Except as otherwise provided herein, each party to these Master Terms or any Purchase Agreement shall pay its own expense incurred in connection with the preparation, execution and delivery of these Master Terms and any Purchase Agreement and the transactions contemplated herein or therein.

SECTION 14. SURVIVAL OF COVENANTS/SUPERSESSION

      All covenants, agreements, representations and warranties made herein and in or pursuant to the Purchase Agreement and each Additional Purchase Agreement executed pursuant to these Master Terms shall survive the consummation of the acquisition of the Purchased Loans provided for in the related Purchase Agreement. All covenants, agreements, representations and warranties made or furnished pursuant hereto by or on behalf of VG Funding shall bind and inure to the benefit of any successors or assigns of Funding and the Interim Eligible Lender Trustee on behalf of Funding and shall survive with respect to each Purchased Loan. All covenants, agreements, representations and warranties made or furnished pursuant hereto by the Servicer shall bind and inure to the benefit of any successors or assigns of Funding and the Interim Eligible Lender Trustee on behalf of Funding and shall survive with respect to each Purchased Loan. Each Purchase Agreement supersedes all previous agreements and understandings between Funding and VG Funding with respect to the subject matter thereof. These Master Terms and any Purchase Agreement may be changed, modified or discharged, and any rights or obligations hereunder may be waived, only by a written instrument signed by a duly authorized officer of the party against whom enforcement of any such waiver, change, modification or discharge is sought. The waiver by Funding of any covenant, agreement, representation or warranty required to be made or furnished by VG Funding or the Servicer or the waiver by Funding of any provision herein contained or contained in any Purchase Agreement shall not be deemed to be a waiver of any breach of any other covenant, agreement, representation, warranty or provision herein contained, nor shall any waiver or any custom or practice which may evolve between the parties in the administration of the terms hereof or of any Purchase Agreement, be construed to lessen the right of Funding to insist upon the performance by VG Funding in strict accordance with said terms.

SECTION 15. COMMUNICATION AND NOTICE REQUIREMENTS

      All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to VG Funding or Funding, as the case may be, addressed as set forth in the Purchase Agreement or at such other address as either party may hereafter designate by notice to the other party. Notice given in any such communication, mailed to VG Funding or Funding by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.

SECTION 16. FORM OF INSTRUMENTS

      All instruments and documents delivered in connection with these Master Terms and any Purchase Agreement, and all proceedings to be taken in connection with these Master Terms and any Purchase Agreement and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and Funding shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith. Any instrument or document which is substantially in the same form as an attachment hereto or a recital herein will be deemed to be satisfactory as to form.

SECTION 17. AMENDMENT

      These Master Terms, any Purchase Agreement, any Bill of Sale and any document or instrument delivered in accordance herewith or therewith may be amended by the parties thereto without the consent of the related Noteholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the related document or of modifying in any manner the rights of such Noteholders; provided that such action will not, in the opinion of counsel satisfactory to the related Indenture Trustee, materially and adversely affect the interest of any such Noteholder.

      These Master Terms, any Purchase Agreement and any document or instrument delivered in accordance herewith or therewith may also be amended from time to time by VG Funding, the VG Funding Eligible Lender Trustee, the Interim Eligible Lender Trustee and Funding, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the related document or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the time of, collections of payments with respect to Purchased Loans or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders.

      Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Interim Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.

      It shall not be necessary for the consent of Noteholders pursuant to this
Section 17 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

      Prior to the execution of any amendment to these Master Terms, the Interim Eligible Lender Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that execution of such amendment is authorized or permitted by these Master Terms and the Opinion of Counsel referred to in Section 7.1(i)(i) of the Administration Agreement. The Interim Eligible Lender Trustee may, but shall not be obligated to, enter into any such amendment which affects the Interim Eligible Lender Trustee's own rights, duties or immunities under these Master Terms or otherwise.

SECTION 18. NONPETITION COVENANTS

      Notwithstanding any prior termination of these Master Terms VG Funding, the Servicer, the VG Funding Eligible Lender Trustee and the Interim Eligible Lender Trustee shall not acquiesce, petition or otherwise invoke or cause Funding to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Funding under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignees, trustee, custodian, sequestrator or other similar official of Funding or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Funding.

SECTION 19. GOVERNING LAW

      These Master Terms and any Purchase Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties, hereunder shall be determined in accordance with such laws.

      IN WITNESS WHEREOF, the parties hereto have caused these Master Terms to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

VG FUNDING, LLC                            SLM FUNDING LLC
 (Seller)                                    (Purchaser)

By:    /s/  MARK L. HELEEN              By:    /s/  MARK L. HELEEN
      Name:  Mark L. Heleen                   Name:  Mark L. Heleen
      Title: Vice President                   Title: Vice President

CHASE MANHATTAN BANK USA,                   CHASE MANHATTAN BANK USA,
 NATIONAL ASSOCIATION,                      NATIONAL ASSOCIATION,
not in its individual capacity but          not in its individual capacity but
solely as VG Eligible Lender Trustee        solely as Interim Eligible Lender
                                            Trustee

By:    /s/  JOHN J. CASHIN              By:   /s/  JOHN J. CASHIN
      Name:  John J. Cashin                  Name: John J. Cashin
      Title: Vice President                  Title Vice President

SALLIE MAE, INC.
(Servicer)

By:    /s/  J. LANCE FRANKE
      Name:  J. Lance Franke
      Title: Senior Vice President

                                                                    ATTACHMENT A

                           INITIAL PURCHASE AGREEMENT
                          Dated as of February 15, 2005

                           PURCHASE AGREEMENT NUMBER 1

            Pursuant to the Master Terms (as defined below), each of Chase Manhattan Bank USA, National Association, as Interim Eligible Lender Trustee (the "VG Funding Eligible Lender Trustee") for VG Funding, LLC ("VG Funding"), the Servicer and VG Funding hereby offers for sale to Chase Manhattan Bank USA, National Association as Interim Eligible Lender Trustee for the benefit of SLM Funding LLC ("Funding") under the Interim Trust Agreement dated as of February 15, 2005 between Funding and the Interim Eligible Lender Trustee, the entire right, title and interest of VG Funding in the Loans described in the related Bill of Sale and related Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, the Interim Eligible Lender Trustee for the benefit of Funding accepts VG Funding's offer. In order to qualify as Eligible Loans, no payment of principal or interest shall be more than two hundred and ten (210) days past due as of the Statistical Cutoff Date, which shall be January 26, 2005.

                         TERMS, CONDITIONS AND COVENANTS

      In consideration of the Purchase Price, each of VG Funding and the VG Funding Eligible Lender Trustee hereby sells to the Interim Eligible Lender Trustee for the benefit of Funding the entire right, title and interest of VG Funding and the VG Funding Eligible Lender Trustee in the Loans accepted for purchase, subject to all the terms and conditions of the Purchase Agreement Master Securitization Terms Number 1000 (the "Master Terms") and any amendments thereto, incorporated herein by reference, among VG Funding, the VG Funding Eligible Lender Trustee, Funding, and the Interim Eligible Lender Trustee. The Initial Payment for the Loans shall equal $882,801,218.31 (representing the Principal Balance of the Loans accepted for purchase equal to $874,060,612.19 multiplied by 101%).

      This document shall constitute the Initial Purchase Agreement as referred to in the Master Terms and, except as modified herein, each term used herein shall have the same meaning as in the Master Terms. All references in the Master Terms to Loans, Eligible Loans or Initial or Purchased Loans, as applicable, shall be deemed to refer to the Loans governed by this Initial Purchase Agreement. VG Funding hereby makes all the representations and warranties set forth in the Master Terms and the Servicer hereby makes the representations and warranties set forth in Section 5(C) of the Master Terms regarding the Initial Loans governed by this Initial Purchase Agreement.

      Each of VG Funding and the VG Funding Eligible Lender Trustee for the benefit of VG Funding authorizes the Interim Eligible Lender Trustee for the benefit of Funding to use a copy of the Initial Bill of Sale, including the Loan Transmittal Summary Form attached to the Initial Bill of Sale (in lieu of OE Form 1074), as official notification to the applicable Guarantor of assignment to the Interim Eligible Lender Trustee on behalf of Funding of the Initial Loans purchased pursuant hereto on the Closing Date.

      The parties hereto intend that the transfer of Purchased Loans described in the Initial Bill of Sale and related Loan Transmittal Summary Form be, and be construed as, a valid sale of such Purchased Loans from VG Funding and the VG Funding Eligible Lender Trustee for the benefit of VG Funding to the Interim Eligible Lender Trustee for the benefit of Funding. However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then each of VG Funding and the VG Funding Eligible Lender Trustee for the benefit of VG Funding hereby grants to the Interim Eligible Lender Trustee for the benefit of Funding a first priority security interest in and to all Purchased Loans described in the Initial Bill of Sale and related Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Purchased Loans.

      IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement Number 1 to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                 VG FUNDING, LLC
                                    (Seller)

                                 By:             /s/  MARK L.  HELEEN
                                          Name:  Mark L. Heleen
                                          Title: Vice President

                                 SLM FUNDING LLC
                                   (Purchaser)

                                 By:             /s/  MARK L. HELEEN
                                          Name:  Mark L. Heleen
                                          Title: Vice President

                                 CHASE MANHATTAN BANK
                                 USA, NATIONAL ASSOCIATION, not in its
                                 individual capacity but solely as VG Funding
                                 Eligible Lender Trustee

                                By:              /s/  JOHN J. CASHIN
                                          Name:  John J. Cashin
                                          Title: Vice President

                                 CHASE MANHATTAN BANK
                                 USA, NATIONAL ASSOCIATION, not in its
                                 individual capacity but solely as Interim
                                 Eligible Lender Trustee


                                 By:             /s/  JOHN J. CASHIN
                                          Name:  John J. Cashin
                                          Title: Vice President

                                SALLIE MAE, INC.
                                   (Servicer)

                                By:              /s/  J. LANCE FRANKE
                                          Name:  J. Lance Franke
                                          Title: Senior Vice President

                           PURCHASE AGREEMENT NUMBER 1
                   BLANKET ENDORSEMENT DATED FEBRUARY 15, 2005

      Chase Manhattan Bank USA, National Association, as Interim Eligible Lender Trustee (the "VG Funding Eligible Lender Trustee") for the benefit of VG Funding, LLC ("VG Funding"), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes (the "Notes") described in the Bill of Sale dated the date hereof executed by the VG Funding Eligible Lender Trustee in favor of Chase Manhattan Bank USA, National Association, as the Interim Eligible Lender Trustee for the benefit of SLM Funding LLC ("Funding"). This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Terms referred to in the Purchase Agreement among VG Funding, the VG Funding Eligible Lender Trustee, the Servicer, Funding and the Interim Eligible Lender Trustee which covers the promissory note.

      This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

      Notwithstanding the foregoing, the VG Funding Eligible Lender Trustee for the benefit of VG Funding agrees to individually endorse each Note in the form provided by Funding as Funding may from time to time require or if such individual endorsement is required by the Guarantor of the Note.

THE SALE AND PURCHASE OF THE PURCHASED LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE INITIAL PURCHASE AGREEMENT. BY EXECUTION HEREOF, VG FUNDING ACKNOWLEDGES THAT VG FUNDING HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE PURCHASE AGREEMENT. THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON FUNDING'S PAYMENT TO VG FUNDING OF THE INITIAL PAYMENT (AS DEFINED IN THE MASTER TERMS) AND, UNLESS OTHERWISE AGREED BY VG FUNDING AND FUNDING, SHALL BE EFFECTIVE AS OF THE DATE OF THE INITIAL BILL OF SALE.

      IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER                                 PURCHASER

Chase Manhattan Bank USA, National     Chase Manhattan Bank USA, National
Association, not in its individual     Association, not in its individual
capacity but solely as Interim         capacity but solely as Interim Eligible
Eligible Lender Trustee for            Lender Trustee for the benefit of SLM
the benefit of VG Funding, LLC         Funding LLC

Lender Code:  ____________________

                                       By: /s/  JOHN J. CASHIN
By: /s/  JOHN J. CASHIN                    (Signature of Authorized
   (Signature of  Authorized                Signatory for Purchaser)
     Signatory for Seller)
                                       Name:  John J. Cashin

Name:    John J. Cashin                Title: Vice President

Title:   Vice President                Date of Purchase:  February 15, 2005

                                                                    ATTACHMENT B

                  INITIAL BILL OF SALE DATED FEBRUARY 15, 2005

      The undersigned ("VG FUNDING") and Chase Manhattan Bank USA, National Association, as Interim Eligible Lender Trustee for the benefit of VG Funding (the "VG Funding Eligible Lender Trustee"), for value received and pursuant to the terms and conditions of Purchase Agreement Number 1 (the "Purchase Agreement") among SLM Funding LLC ("Funding"), the Servicer and Chase Manhattan Bank USA, National Association, as Interim Eligible Lender Trustee for the benefit of Funding under the Interim Trust Agreement dated as of February 15, 2005 between Funding and the Interim Eligible Lender Trustee, does hereby sell, assign and convey to the Interim Eligible Lender Trustee for the benefit of Funding and its assignees all right, title and interest of VG Funding and the VG Funding Eligible Lender Trustee, including the insurance interest of VG Funding and the VG Funding Eligible Lender Trustee under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), that the Interim Eligible Lender Trustee for the benefit of Funding has accepted for purchase. The portfolio of Loans accepted for purchase by the Interim Eligible Lender Trustee for the benefit of Funding and the effective date of sale and purchase are described below and the individual accounts are listed on the Schedule A attached hereto.

      VG Funding hereby makes the representations and warranties set forth in
Section 5(A) and (B) the Servicer hereby makes the representations and warranties set forth in Section 5(C) of the Purchase Agreement Master Securitization Terms Number 1000 incorporated by reference in the Initial Purchase Agreement. VG Funding and the VG Funding Eligible Lender Trustee for the benefit of VG Funding authorize the Interim Eligible Lender Trustee on behalf of Funding to use a copy of this document (in lieu of OE Form 1074) as official notification to the Guarantor(s) of assignment to the Interim Eligible Lender Trustee for the benefit of Funding of the Initial Loans on the Closing Date.

                       LISTING OF LOANS ON FOLLOWING PAGE

CERTAIN OTHER LOAN CRITERIA

- Not in claims status, not previously rejected

- Not in litigation

- Last disbursement was on or before the Statistical Cutoff Date

- Loan is not swap-pending

*Based upon VG Funding's estimated calculations, which may be adjusted upward or downward based upon VG Funding's reconciliation.

** Includes interest to be capitalized.

GUARANTORS:

American Student Assistance
Arizona Educational Loan Program
California Student Aid Commission
Colorado Student Loan Program
Connecticut Student Loan Foundation
Educational Credit Management Corporation of Virginia
Finance Authority of Maine
Florida Bureau of Student Financial Assistance
Georgia Higher Education Assistance Corporation
Great Lakes Higher Education Corporation
Illinois Student Assistance Commission
Iowa College Student Aid Commission
Kansas United Student Aid Funds
Kentucky Higher Education Assistance Authority
Louisiana Office of Student Financial Assistance
Maryland Higher Education Loan Corporation
Michigan Guaranty Agency
Mississippi Guaranteed Student Loan Agency
Missouri Student Loan Program
Montana Guaranteed Student Loan Program
Nebraska Student Loan Program
New Jersey Office of Student Assistance
New York State Higher Education Services Corporation
Northwest Education Loan Association
Oklahoma Guaranteed Student Loan Program
Oregon State Scholarship Commission
Pennsylvania Higher Education Assistance Agency
Rhode Island Higher Education Assistance Authority
South Dakota Education Assistance Corporation
Student Loan Guarantee Foundation of Arkansas, Inc.
Tennessee Student Assistance Corporation
Texas Guaranteed Student Loan Corporation
United Student Aid Funds, Inc.
Utah Higher Education Assistance Authority

IN WITNESS WHEREOF, the parties hereto have caused this Initial Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER                                   PURCHASER

Chase Manhattan Bank USA, National       Chase Manhattan Bank USA, National
Association, not in its individual       Association, not in its individual
capacity but solely as Interim Eligible  capacity but solely as Interim Eligible
Lender Trustee for the benefit of VG     Lender Trustee for the benefit of SLM
Funding, LLC                             Funding LLC

By: /s/  JOHN J. CASHIN
    (Signature of Authorized             By:  /s/  JOHN J. CASHIN
     Signatory for Seller)                    (Signature of Authorized
                                               Signatory for Purchaser)

Name:  John J. Cashin                    Name:  John J. Cashin

Title:  Vice President                   Title:   Vice President
                                         Date of Purchase:  February 15, 2005

                    ADDITIONAL PURCHASE AGREEMENT NUMBER [ ]
                              Dated as of [   ], 2005

                    ADDITIONAL PURCHASE AGREEMENT NUMBER [ ]

      Each of VG Funding, LLC ("VG Funding") and Chase Manhattan Bank USA, National Association, as Interim Eligible Lender Trustee (the "VG Funding Eligible Lender Trustee") for VG Funding hereby offers for sale to Chase Manhattan Bank USA, National Association, as Interim Eligible Lender Trustee for the benefit of SLM Funding, LLC ("Funding"), under the Interim Trust Agreement dated as of February 15, 2005 between the Purchaser and the Interim Eligible Lender Trustee, the entire right, title and interest of VG Funding in the Loans described in the related Additional Bill of Sale and the related Loan Transmittal Summary Form incorporated herein, and, to the extent indicated below, the Interim Eligible Lender Trustee for the benefit of Funding accepts VG Funding's offer.

                         TERMS, CONDITIONS AND COVENANTS

      In consideration of the Purchase Price, each of VG Funding and the VG Funding Eligible Lender Trustee hereby sells to the Interim Eligible Lender Trustee for the benefit of Funding the entire right, title and interest of VG Funding and the VG Funding Eligible Lender Trustee in the Loans accepted for purchase, subject to all the terms and conditions of the Purchase Agreement Master Securitization Terms Number 1000, dated February 15, 2005 (the "Master Terms"), and any amendments thereto permitted by its terms, incorporated herein by reference, among VG Funding, Servicer, the VG Funding Eligible Lender Trustee, Funding and the Interim Eligible Lender Trustee. The applicable
Additional Loans Purchase Price shall be $[   ].

      This document shall constitute an Additional Purchase Agreement as referred to in the Master Terms and, except as modified herein, each term used herein shall have the same meaning as in the Master Terms. All references in the Master Terms to Loans or Additional Loans or to Purchased Loans, as applicable, shall be deemed to refer to the Additional Loans governed by this Additional Purchase Agreement. VG Funding hereby makes the representations and warranties set forth in Sections 5(A) and (B) of the Master Terms and the Servicer hereby makes the representations and warranties set forth in section 5(C) of the Master Terms regarding the Additional Loans described in the related Additional Bill of Sale and the related Loan Transmittal Summary Form, as of the applicable date indicated in the Master Terms.

      VG Funding authorizes the Interim Eligible Lender Trustee for the benefit of the Purchaser to use a copy of the related Additional Bill of Sale, including the Loan Transmittal Summary Form attached to such Additional Bill of Sale (in lieu of OE Form 1074), as official notification to the applicable Guarantor of assignment to the Interim Eligible Lender Trustee on behalf of the Purchaser of the Loans purchased pursuant hereto on the date of purchase.

      The parties hereto intend that the transfer of Additional Loans described in the related Additional Bill of Sale and related Loan Transmittal Summary Form be, and be construed as, a valid sale of such Purchased Loans from VG Funding and the VG Funding Eligible Lender Trustee for the benefit of VG Funding to the Interim Eligible Lender Trustee for the benefit of the Purchaser. However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then each of VG Funding and the VG Funding Eligible Lender Trustee for the benefit of VG Funding hereby grants to the Interim Eligible Lender Trustee for the benefit of the Purchaser a first priority security interest in and to all Additional Loans described in the related Additional Bill of Sale and related Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Purchased Loans.

      IN WITNESS WHEREOF, the parties hereto have caused this Additional Purchase Agreement Number [ ] to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                   VG FUNDING, LLC
                                    (Seller)

                                   By:  ________________________

                                   Name:  _______________________

                                   Title:  ________________________

                                   SLM FUNDING LLC
                                   (Purchaser)

                                   By:  __________________________

                                   Name:  ________________________

                                   Title:  _________________________

                                   CHASE MANHATTAN BANK USA, NATIONAL
                                   ASSOCIATION, not in its individual
                                   capacity but solely as VG Funding
                                   Eligible Lender Trustee

                                   By:  __________________________

                                   Name:  ________________________

                                   Title:  _________________________

                                  CHASE MANHATTAN BANK USA, NATIONAL
                                  ASSOCIATION, not in its individual
                                  capacity but solely as Interim
                                  Eligible Lender Trustee

                                  By:  __________________________

                                  Name:  ________________________

                                  Title:  _________________________

                                  SALLIE MAE, INC.
                                  (Servicer)

                                  By:  __________________________

                                  Name:  ________________________

                                  Title:  _________________________

                    ADDITIONAL PURCHASE AGREEMENT NUMBER [   ]
                     [ ] BLANKET ENDORSEMENT DATED [   ], 2005

Chase Manhattan Bank USA, National Association, as Interim Eligible Lender Trustee (the "VG Funding Eligible Lender Trustee") for the benefit of VG Funding, LLC ("VG Funding"), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes (the "Notes") described in the Additional Bill of Sale executed by the VG Funding Eligible Lender Trustee in favor of Chase Manhattan Bank USA, National Association, as the Interim Eligible Lender Trustee for the benefit of SLM Funding LLC ("Funding"). This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Terms referred to in the Additional Purchase Agreement among VG Funding, the VG Funding Eligible Lender Trustee, Servicer, Funding and the Interim Eligible Lender Trustee which covers the promissory note (the "Additional Purchase Agreement").

      This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

      Notwithstanding the foregoing, the VG Funding Eligible Lender Trustee for the benefit of VG Funding agrees to individually endorse each Note in the form provided by Funding as Funding may from time to time require or if such individual endorsement is required by the Guarantor of the Note.

THE SALE AND PURCHASE OF THE ADDITIONAL LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE RELATED ADDITIONAL PURCHASE AGREEMENT. BY EXECUTION HEREOF, VG FUNDING ACKNOWLEDGES THAT VG FUNDING HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE ADDITIONAL PURCHASE AGREEMENT. THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON FUNDING'S PAYMENT TO VG FUNDING OF THE ADDITIONAL LOANS PURCHASE PRICE AND, UNLESS OTHERWISE AGREED BY VG FUNDING AND FUNDING, SHALL BE EFFECTIVE AS OF THE DATE OF THE ADDITIONAL BILL OF SALE.

      IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER                                   PURCHASER
Chase Manhattan Bank USA, National       Chase Manhattan Bank USA, National
Association, not in its individual       Association, not in its individual
capacity but solely as Interim Eligible  capacity but solely as Interim Eligible
Lender Trustee for the benefit of VG     Lender Trustee for the benefit of SLM
Funding, LLC                             Funding LLC

By:  ________________________            By:  _____________________________
     (Signature of Authorized                 (Signature of Authorized
     Signatory for Seller)                     Signatory for Purchaser)

Name:  _________________________         Name:  __________________________

Title:  __________________________       Title:  ___________________________

                                         Date of Purchase:  _________________

                                                                    ATTACHMENT D

                             ADDITIONAL BILL OF SALE
                                 DATED [   ], 2005

      The undersigned seller ("VG Funding") and Chase Manhattan Bank USA, National Association, as Interim Eligible Lender Trustee for the benefit of VG Funding (the "VG Funding Eligible Lender Trustee"), for value received and pursuant to the terms and conditions of Additional Purchase Agreement Number
[   ] (the "Purchase Agreement") among SLM Funding LLC ("Funding"), and Chase
Manhattan Bank USA, National Association, as Interim Eligible Lender Trustee for the benefit of Funding under the Interim Trust Agreement dated as of February 15, 2005 between Funding and the Interim Eligible Lender Trustee, does hereby sell, assign and convey to the Interim Eligible Lender Trustee for the benefit of Funding and its assignees all right, title and interest of VG Funding, including the insurance interest of VG Funding and the VG Funding Eligible Lender Trustee under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), that the Interim Eligible Lender Trustee for the benefit of Funding has accepted for purchase. The portfolio of Additional Loans accepted for purchase by the Interim Eligible Lender Trustee for the benefit of Funding and the effective date of sale and purchase are described below and the individual accounts are listed on the Schedule A attached hereto.

      VG Funding hereby makes the representations and warranties set forth in
Section 5(A) and (B) of the Purchase Agreement Master Securitization Terms Number 1000 incorporated by reference in the Additional Purchase Agreement related hereto. VG Funding and the VG Funding Eligible Lender Trustee authorize the Interim Eligible Lender Trustee on behalf of Funding to use a copy of this document (in lieu of OE Form 1074) as official notification to the applicable Guarantor(s) of assignment to the Interim Eligible Lender Trustee for the benefit of Funding of the portfolio of Additional Loans accepted for purchase, on the Purchase Date.

                       LISTING OF LOANS ON FOLLOWING PAGE

CERTAIN OTHER LOAN CRITERIA

- Not in claims status, not previously rejected

- Not in litigation

- Last disbursement was on or before the related Subsequent Cutoff Date

- Loan is not swap-pending

*Based upon VG Funding's estimated calculations, which may be adjusted upward or downward based upon VG Funding's reconciliation.

** Includes interest to be capitalized.

GUARANTOR(S):

[TO BE PROVIDED]

      IN WITNESS WHEREOF, the parties hereto have caused this Additional Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER                                   PURCHASER

Chase Manhattan Bank USA, National       Chase Manhattan Bank USA, National
Association, not in its individual       Association, not in its individual
capacity but solely as Interim Eligible  capacity but solely as Interim Eligible
Lender Trustee for the benefit of VG     Lender Trustee for the benefit of SLM
Funding                                  Funding LLC

By:   ________________________           By:  ________________________
      (Signature of Authorized                (Signature of Authorized
       Signatory for Seller)                   Signatory for Purchaser)

Name:  _________________________         Name:  __________________________

Title:  ________________________         Title:  ___________________________

                                         Date of Purchase:  _________________

                                                                         ANNEX I

                          LOAN TRANSMITTAL SUMMARY FORM

                                   Principal Balance
Additional Loans     as of the related Subsequent Cutoff Date     Purchase Price
----------------     ----------------------------------------     --------------